UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 21, 2022

Date of Report (Date of earliest event reported)

1-13948

(Commission file number)

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	62-1612879
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

100 North Point Center East, Suite 600
Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

1-800-514-0186

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	SWM	New York Stock Exchange

☐  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Chief Accounting Officer

On April 26, 2022, Schweitzer-Mauduit International, Inc. (the “Company”) announced that on April 21, 2022, Michael L. Schmit, the Company’s Corporate Controller and Chief Accounting Officer, tendered his resignation effective as of May 17, 2022, to pursue another public company CFO opportunity.

Appointment of New Chief Accounting Officer

On April 26, 2022, the Company announced that it has named Cheryl Allegri as Corporate Controller and Chief Accounting Officer of the Company, effective as of May 18, 2022.

Ms. Allegri, age 56, has served as the Company’s Assistant Controller since September 2018. She previously served as Assistant Controller Reporting and Control at Halyard Health and Avanos from September 2016 to September 2018. From October 1995 to August 2016, Ms. Allegri served the Company in several positions of increasing responsibility, including as Director, Accounting and Control. Ms. Allegri’s other previous experience includes serving as Audit Manager with Deloitte. She is a CPA and holds a bachelor’s degree in Accounting from Auburn University.

In connection with her appointment as Corporate Controller and Chief Accounting Officer, Ms. Allegri and the Company agreed to an offer letter concerning her employment (the “Offer Letter”), dated April 25, 2022. Pursuant to the Offer Letter, Ms. Allegri will receive an annual base salary of $280,000. Ms. Allegri will be eligible to participate in the Company’s Annual Incentive Plan (“AIP”) as well as the Company’s Long-Term Incentive Plan (“LTIP”). Her 2022 AIP opportunity will be equal to 40% of her base salary at the target level of performance, with a maximum payout opportunity equal to 80% of her base salary. Her 2022 LTIP opportunity will be equal to 40% of her base salary at the target level of performance, with a maximum payout opportunity equal to 80% of her base salary.

The foregoing summary of the Offer Letter does not purport to be complete and is qualified in its entirety by the full text of the Offer Letter itself, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Exhibits.

Exhibit No.	Description

10.1	Letter of Agreement, dated April 25, 2022, between Schweitzer-Mauduit International, Inc. and Cheryl Allegri
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Registrant)

By:	/s/ Andrew Wamser
Andrew Wamser Executive Vice President and Chief Financial Officer

Dated: April 26, 2022

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

Current Report on Form 8-K

Dated April 26, 2022

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Letter of Agreement, dated April 25, 2022, between Schweitzer-Mauduit International, Inc. and Cheryl Allegri
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Dated: April 26, 2022